May 16, 2025

BNY MELLON INVESTMENT FUNDS IV, INC.

BNY Mellon Bond Market Index Fund

Supplement to Current Summary Prospectus and Prospectus

Effective June 30, 2025, the following information supersedes and replaces the information in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYIA).

Marlene Walker Smith and Gregg Lee, CFA are the fund's primary portfolio managers, positions they have held since June 2025 and October 2021, respectively. Ms. Walker Smith is a Senior Director and Chief Investment Officer at Mellon Investments Corporation (MIC), an affiliate of BNYIA. Mr. Lee is a senior vice president and senior portfolio manager at MIC. Ms. Walker Smith and Mr. Lee also are employees of BNYIA.

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Effective June 30, 2025, the following information supersedes and replaces the information in the fourth paragraph in the section "Fund Details – Management" in the prospectus:

Marlene Walker Smith and Gregg Lee, CFA are the fund's primary portfolio managers, positions they have held since June 2025 and October 2021, respectively. Ms. Walker Smith and Mr. Lee are employees of BNYIA and Mellon Investments Corporation, an affiliate of BNYIA, and are jointly and primarily responsible for managing the fund's portfolio. Ms. Walker Smith is a Senior Director and Chief Investment Officer at MIC. She has been employed by MIC or a predecessor company of MIC since 1995, and by BNYIA since 2010. Mr. Lee is a senior vice president and senior portfolio manager at MIC. He has been employed by MIC or a predecessor company of MIC since 1989, and by BNYIA since October 2021. Ms. Walker Smith and Mr. Lee manage the fund in their capacity as employees of BNYIA.

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